SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549
                               _____________


                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported:  October 9, 1996):
                             October 11, 1996



                      RESOURCE MORTGAGE CAPITAL, INC.
            (Exact Name of Registrant as Specified in Charter)



   Virginia                     1-9819                        52-1549373
(State or Other          (Commission File Number)           (IRS Employer
Jurisdiction of                                             Identification
No.)
Incorporation)


          4880 Cox Road, Glen Allen, Virginia                    23060
          (Address of Principal Executive Offices)             (Zip Code)


    Registrant's telephone number, including area code: (804) 967-5800


                              Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

Item 5.        Other Events.

      This filing is made to effect the incorporation by reference of the accompanying exhibits in the Company's Registration Statement No. 33-50705 on Form S-3, filed with the Securities and Exchange Commission, which became effective on February 2, 1994, to supply information omitted from
Item  14  of the above described Registration Statement (Attached as  Annex
A).


Item 7.        Exhibits.


(c). Exhibits.

1.1  Underwriting Agreement.

4.1  Form of Amendment to Articles of Incorporation establishing
          Series C Cumulative Convertible Preferred Stock.

4.2  Form of Certificate for the Series C Cumulative Convertible
          Preferred Stock.

4.3 Form of Amendment to Articles of Incorporation regarding par value of the Company's Preferred Stock.

5.1  Legal Opinion of Venable, Baetjer and Howard, LLP.

8.1  Tax Opinion of Venable, Baetjer and Howard, LLP.

12.1 Ratio of Available Earnings to Fixed Charges.

23.1 Consent of KPMG Peat Marwick LLP.

23.2 Consent of Venable, Baetjer and Howard, LLP (contained in Exhibits 5.1 and 8.1 filed herewith).

99.1 Consolidated Balance Sheets at September 30, 1996 and
          December 31, 1995 and Consolidated Statements of
          Operations for the quarters and nine months ended
          September 30, 1996 and 1995.

                                SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     October 11, 1996         RESOURCE MORTGAGE CAPITAL, INC.


                         By:   /s/ Thomas H. Pott
                              Thomas H. Potts
                              President

                                                            ANNEX A




Item 14.  Other Expenses of Issuance and Distribution


The estimated expenses, other than underwriting discounts and commissions, in connection with the offering of Securities are:


Registration Fee                                   $21,000
Legal Fees and Expenses                             50,000
Accounting Fees and Expenses                        35,000
Blue Sky Qualification and Expenses including        5,000
Counsel Fees
New York Stock Exchange Listing Fee                  1,500
Nasdaq/NMS Entry and Listing Fees                    1,000
NASD Fee                                             5,000
Printing and Engraving Expenses                     32,000
Transfer and Registrar Fees                          7,500
Miscellaneous                                        2,000

TOTAL                                              160,000

                               EXHIBIT INDEX


Exhibit                                                            Page

 1.1   Underwriting Agreement                                       6

 4.1   Form of Amendment to Articles of Incorporation
            establishing Series C Cumulative Convertible
            Preferred Stock                                         23

 4.2   Form of Certificate for the Series C Cumulative
             Convertible Preferred Stock.                           45

 4.3   Form of Amendment to Articles of Incorporation
            regarding par value of the Preferred Stock              47

 5.1   Legal Opinion of Venable, Baetjer and Howard, LLP.           48

 8.1   Tax Opinion of Venable, Baetjer and Howard, LLP.             50

12.1   Ratio of Available Earnings to Fixed Charges.                57

23.1   Consent of KPMG Peat Marwick LLP.                            58

23.2   Consent of Venable, Baetjer and Howard, LLP
            (contained in Exhibits 5.1 and 8.1 filed herewith)      - - -

99.1   Consolidated Balance Sheets at September 30, 1996 and
            December 31, 1995 and Consolidated Statements
            of Operations for the periods ended September 30,
            1996 and 1995.                                          59